Exhibit 99.2

Item 1A.	Risk Factors

The operations and financial results of FNCB Bancorp, Inc. (“FNCB” or the “Company”) are subject to various risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and those described below. The risks and uncertainties described in the Company’s Annual Report on Form 10-K and below are not the only ones the Company faces. Additional risks and uncertainties the Company is unaware of, or the Company currently believes are not material, may also become important factors affecting the Company. If any of the following risks occur, the Company’s business, financial condition, operating results and prospects could be materially and adversely affected. In that event, the price of the Company’s common stock could decline.

The risks discussed below also include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, as amended (the “Exchange Act”), and actual results may differ substantially from those discussed. These forward-looking statements include statements relating to the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These statements, which are based on certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

FNCB has made the forward-looking statements included or incorporated by reference in these risk factors based on assumptions and estimates that FNCB believes to be reasonable in light of the information available to FNCB at the time of such statements. However, these forward-looking statements are subject to significant risks and uncertainties, and could be affected by many factors. These factors include, but are not limited to, the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and below.

Shareholders should not rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. All written or oral forward-looking statements that are made by or are attributable to the Company are expressly qualified by this cautionary notice. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of new information or unanticipated events, except as may otherwise be required by law.

Risks Related to FNCB’s Business

FNCB is subject to interest rate risk, which could adversely affect its profitability.

FNCB’s profitability, like that of most financial institutions, depends to a large extent on its net interest income, which is the difference between its interest income on interest-earning assets, such as loans and investment securities, and its interest expense on interest-bearing liabilities, such as deposits and borrowings.

Interest rates are highly sensitive to many factors that are beyond FNCB’s control, including general economic conditions and policies of various governmental and regulatory agencies and, in particular, the Board of Governors of the Federal Reserve System, or the Federal Reserve. Changes in monetary policy, including changes in interest rates, could influence not only the interest FNCB receives on loans and securities and the interest FNCB pays on deposits and borrowings, but such changes could affect FNCB’s ability to originate loans and obtain deposits, the fair value of FNCB’s financial assets and liabilities, and the average duration of FNCB’s assets. If the interest rates paid on deposits and other borrowings increase at a faster rate than the interest rates received on loans and other investments, FNCB’s net interest income, and therefore earnings, could be adversely affected. Earnings could also be adversely affected if the interest rates received on loans and other investments fall more quickly than the interest rates paid on deposits and other borrowings. Any substantial, unexpected or prolonged change in market interest rates could have a material adverse impact on FNCB’s business, financial condition and results of operations.

FNCB uses simulation analysis to model net interest income for various interest rate scenarios over a five-year time horizon. Based on the simulation analysis, FNCB’s interest sensitivity profile at September 30, 2018 displayed liability sensitivity in the near term, next 18 months, moving to an asset sensitivity position in the later years of the model. Accordingly, given the current rising rate environment, FNCB would expect decreases in net interest income if interest rates rise over the next 18 months. However, net interest income is projected to trend upwards over the life of the simulation due primarily to higher replacement rates on loans and securities exceeding funding cost increases quarter over quarter. These simulations are based on numerous assumptions, including but not limited to: the nature and timing of interest rate levels, prepayments on loans and securities, deposit decay rates, pricing decisions on loans and deposits, reinvestment of asset and liability cash flows, customer behavior in a rising rate environment and other factors. When short-term interest rates rise, the rate of interest FNCB pays on its interest-bearing liabilities may rise more quickly than the rate of interest that FNCB receives on its interest-earning assets, which may cause FNCB’s net interest income to decrease. Additionally, a shrinking yield premium between short-term and long-term market interest rates, a pattern usually indicative of investors' waning expectations of future growth and inflation, commonly referred to as a flattening of the yield curve, typically reduces FNCB’s profit margin as FNCB borrows at shorter terms than the terms at which FNCB lends and invests.

In addition, an increase in interest rates could also have a negative impact on FNCB’s results of operations by reducing the ability of borrowers to repay their current loan obligations. These circumstances could not only result in increased loan defaults, foreclosures and charge-offs, but also reduce collateral values and necessitate further increases to the allowance for loan losses, which could have a material adverse effect on FNCB’s business, financial condition and results of operations.

FNCB may not be able to retain or grow its core deposit base, which could adversely impact its funding costs.

Like many financial institutions, FNCB relies on customer deposits as its primary source of funding for its lending activities, and FNCB continues to seek customer deposits to maintain this funding base. FNCB’s future growth will largely depend on its ability to retain and grow its deposit base. As of September 30, 2018, FNCB had $1.095 billion in deposits. FNCB’s deposits are subject to potentially dramatic fluctuations in availability or price due to certain factors outside of its control, such as increasing competitive pressures for deposits, changes in interest rates and returns on other investment classes, customer perceptions of its financial health and general reputation, and a loss of confidence by customers in FNCB or the banking sector generally, which could result in significant outflows of deposits within short periods of time or significant changes in pricing necessary to maintain current customer deposits or attract additional deposits. Any such loss of funds could result in lower loan originations, which could have a material adverse effect on FNCB’s business, financial condition and results of operations.

FNCB is subject to credit risk, which could adversely affect its profitability.

FNCB’s business depends on its ability to successfully measure and manage credit risk. As a lender, FNCB is exposed to the risk that the principal of, or interest on, a loan will not be paid timely or at all or that the value of any collateral supporting a loan will be insufficient to cover FNCB’s outstanding exposure. In addition, FNCB is exposed to risks with respect to the period of time over which the loan may be repaid, risks relating to loan underwriting, risks resulting from changes in economic and industry conditions, and risks inherent in dealing with individual loans and borrowers. The creditworthiness of a borrower is affected by many factors including local market conditions and general economic conditions. If the overall economic climate in the United States generally, or in the market areas specifically, experiences material disruption, FNCB’s borrowers may experience difficulties in repaying their loans, the collateral FNCB holds may decrease in value or become illiquid, and FNCB’s level of nonperforming loans, charge-offs and delinquencies could rise and require significant additional provisions for loan losses.

FNCB’s risk management practices, such as monitoring the concentrations of its loans and its credit approval, review and administrative practices, may not adequately reduce credit risk, and FNCB’s credit administration personnel, policies and procedures may not adequately adapt to changes in economic or any other conditions affecting related customers and the quality of the loan portfolio. Many of FNCB’s loans are made to small businesses that are less able to withstand competitive, economic and financial pressures than larger borrowers. Consequently, FNCB may have significant exposure if any of these borrowers becomes unable to pay their loan obligations as a result of economic or market conditions, or personal circumstances, such as divorce, unemployment or death. A failure to effectively measure and limit the credit risk associated with FNCB’s loan portfolio may result in loan defaults, foreclosures and additional charge-offs, and may necessitate that FNCB significantly increase FNCB’s allowance for loan losses, each of which could adversely affect FNCB’s net income. As a result, FNCB’s inability to successfully manage credit risk could have a material adverse effect on its business, financial condition and results of operations.

FNCB’s risk management framework may not be effective in mitigating risks or losses to the Company.

FNCB’s risk management framework is comprised of various processes, systems and strategies, and is designed to manage the types of risk to which FNCB is subject, including, among others, credit, market, liquidity, interest rate and compliance. FNCB’s framework also includes financial or other modeling methodologies that involve management assumptions and judgment. FNCB’s risk management framework may not be effective under all circumstances and may not adequately mitigate any risk or loss to FNCB. If FNCB’s risk management framework is not effective, FNCB could suffer unexpected losses and its business, financial condition, results of operations or growth prospects could be materially and adversely affected. FNCB may also be subject to potentially adverse regulatory consequences.

FNCB is dependent on the use of data and modeling in both its management’s decision-making generally and in meeting regulatory expectations in particular.

The use of statistical and quantitative models and other quantitatively-based analyses is endemic to bank decision-making and regulatory compliance processes, and the employment of such analyses is becoming increasingly widespread in FNCB’s operations. Liquidity stress testing, interest rate sensitivity analysis, allowance for loan loss measurement, portfolio stress testing and the identification of possible violations of anti-money laundering regulations are examples of areas in which FNCB is dependent on models and the data that underlies them. FNCB anticipates that model-derived insights will be used more widely in FNCB’s decision-making in the future. While these quantitative techniques and approaches improve FNCB’s decision-making, they also create the possibility that faulty data or flawed quantitative approaches could yield adverse outcomes or regulatory scrutiny. Secondarily, because of the complexity inherent in these approaches, misunderstanding or misuse of their outputs could similarly result in suboptimal decision making, which could have a material adverse effect on FNCB’s business, financial condition and results of operations.

FNCB’s portfolio of loans to small and mid-sized community-based businesses may increase its credit risk.

Many of FNCB’s commercial business and commercial real estate loans are made to small business or middle market customers. These businesses generally have fewer financial resources in terms of capital or borrowing capacity than larger entities and have a heightened vulnerability to economic conditions. If general economic conditions in the market area in which FNCB operates negatively impact this important customer sector, FNCB’s results of operations and financial condition may be adversely affected. Moreover, a portion of these loans have been made by FNCB in recent years and the borrowers may not have experienced a complete business or economic cycle. The deterioration of FNCB’s borrowers’ businesses may hinder their ability to repay their loans with FNCB, which could have a material adverse effect on FNCB’s financial condition and results of operations.

The appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned may not accurately reflect the net value of the asset.

In considering whether to make a loan secured by real property, FNCB generally requires an appraisal of the property. However, an appraisal is only an estimate of the value of the property at the time the appraisal is made, and, as real estate values may change significantly in relatively short periods of time (especially in periods of heightened economic uncertainty), this estimate may not accurately reflect the net value of the collateral after the loan is made. As a result, FNCB may not be able to realize the full amount of any remaining indebtedness when FNCB forecloses on and sells the relevant property. In addition, FNCB relies on appraisals and other valuation techniques to establish the value of other real estate owned (“OREO”), that FNCB acquires through foreclosure proceedings and to determine loan impairments. If any of these valuations are inaccurate, FNCB’s financial statements may not reflect the correct value of FNCB’s OREO, if any, and FNCB’s allowance for loan losses may not reflect accurate loan impairments. Inaccurate valuation of OREO or inaccurate provisioning for loan losses could have a material adverse effect on FNCB’s business, financial condition and results of operations.

FNCB depends on information technology and telecommunications systems of third parties, and any systems failures or interruptions could adversely affect FNCB’s operations and financial condition.

FNCB’s business depends on the successful and uninterrupted functioning of its information technology and telecommunications systems. FNCB outsources many of its major systems, such as data processing, deposit processing, loan origination, email and anti-money laundering monitoring systems. The failure of these systems, or the termination of a third party software license or service agreement on which any of these systems is based, could interrupt FNCB’s operations, and FNCB could experience difficulty in implementing replacement solutions. In many cases, FNCB’s operations rely heavily on secured processing, storage and transmission of information and the monitoring of a large number of transactions on a minute-by-minute basis, and even a short interruption in service could have significant consequences. Because FNCB’s information technology and telecommunications systems interface with and depend on third party systems, FNCB could experience service denials if demand for such services exceeds capacity or such third party systems fail or experience interruptions. If significant, sustained or repeated, a system failure or service denial could compromise FNCB’s ability to operate effectively, damage FNCB’s reputation, result in a loss of customer business and subject FNCB to additional regulatory scrutiny and possible financial liability, any of which could have a material adverse effect on FNCB’s business, financial condition and results of operations. In addition, failure of third parties to comply with applicable laws and regulations, or fraud or misconduct on the part of employees of any of these third parties, could disrupt FNCB’s operations or adversely affect FNCB’s reputation.

FNCB may be adversely affected by the soundness of other financial institutions.

FNCB’s ability to engage in routine funding transactions could be adversely affected by the actions and commercial soundness of other financial institutions. Financial services companies are interrelated as a result of trading, clearing, counterparty and other relationships. As a result, defaults by, or even rumors or questions about, one or more financial services companies, or the financial services industry generally, could lead to market-wide liquidity problems and losses or defaults by FNCB or other institutions. These losses could have a material adverse effect on FNCB’s business, financial condition and results of operations.

FNCB may face risks with respect to future expansion or acquisition activity.

FNCB may selectively seek to expand its banking operations through limited de novo branching or opportunistic acquisition activities. FNCB cannot be certain that any expansion activity, through de novo branching, acquisition of branches of another financial institution or a whole institution, or the establishment or acquisition of nonbanking financial service companies, will prove profitable or will increase shareholder value. The success of any acquisition will depend, in part, on FNCB’s ability to realize the estimated cost savings and revenue enhancements from combining its business and that of the target company. FNCB’s ability to realize increases in revenue will depend, in part, on its ability to retain customers and employees, and to capitalize on existing relationships for the provision of additional products and services. If FNCB estimates turn out to be incorrect or FNCB is not able to successfully combine companies, the anticipated cost savings and increased revenues may not be realized fully or at all, or may take longer to realize than expected. It is possible that the integration process could result in the loss of key employees, the disruption of each company’s ongoing business, diversion of management attention, or inconsistencies in standards, controls, procedures and policies that adversely affect FNCB’s ability to maintain relationships with clients and employees or to achieve the anticipated benefits of the merger. As with any combination of banking institutions, there also may be disruptions that cause FNCB to lose customers or cause customers to withdraw their deposits. Customers may not readily accept changes to their banking arrangements that FNCB makes as part of, or following, an acquisition. Additionally, the value of an acquisition to FNCB is dependent on its ability to successfully identify and estimate the magnitude of any asset quality issues of acquired companies.

FNCB may not be successful in overcoming these risks or other problems encountered in connection with potential acquisitions or other expansion activity. FNCB’s inability to overcome these risks could have an adverse effect on FNCB’s ability to implement its business strategy and enhance shareholder value, which, in turn, could have a material adverse effect on FNCB’s business, financial condition or results of operations. Additionally, if FNCB records goodwill in connection with any acquisition, FNCB’s financial condition and results of operation may be adversely affected if that goodwill is determined to be impaired, which would require FNCB to take an impairment charge.

Risks Related to FNCB’s Industry

Federal and state regulators periodically examine FNCB’s business and may require FNCB to remediate adverse examination findings or may take enforcement action against FNCB.

The Federal Reserve, the Federal Deposit Insurance Corporation (“FDIC”) and the Pennsylvania Department of Banking and Securities (“PDBS”), periodically examine FNCB’s business, including its compliance with laws and regulations. If, as a result of an examination, the Federal Reserve, FDIC or PDBS were to determine that FNCB’s financial condition, capital resources, asset quality, earnings prospects, management, liquidity or other aspects of any of FNCB’s operations had become unsatisfactory, or that FNCB were in violation of any law or regulation, they may take a number of different remedial actions as they deem appropriate. These actions include the power to require FNCB to remediate any such adverse examination findings.

In addition, these agencies have the power to take enforcement action against FNCB to enjoin "unsafe or unsound" practices, to require affirmative action to correct any conditions resulting from any violation of law or regulation or unsafe or unsound practice, to issue an administrative order that can be judicially enforced, to direct an increase in FNCB’s capital, to direct the sale of subsidiaries or other assets, to limit dividends and distributions, to restrict FNCB’s growth, to assess civil money penalties against FNCB or its officers or directors, to remove officers and directors and, if it is concluded that such conditions cannot be corrected or there is imminent risk of loss to depositors, to terminate FNCB’s deposit insurance and place FNCB Bank (the “Bank”), a wholly-owned subsidiary of FNCB, into receivership or conservatorship. Any regulatory enforcement action against FNCB could have a material adverse effect on its business, financial condition and results of operations.

FNCB may be required to act as a source of financial and managerial strength for the Bank in times of stress.

FNCB, as a bank holding company, is required to act as a source of financial and managerial strength to the Bank and to commit resources to support the Bank if necessary. FNCB may be required to commit additional resources to the Bank at times when FNCB may not be in a financial position to provide such resources or when it may not be in FNCB’s, or its shareholders’ or creditors’, best interests to do so. A requirement to provide such support is more likely during times of financial stress for FNCB and the Bank, which may make any capital FNCB is required to raise to provide such support more expensive than it might otherwise be. In addition, any capital loans FNCB makes to the Bank are subordinate in right of repayment to deposit liabilities of the Bank.

FNCB faces a risk of noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations.

The Bank Secrecy Act of 1970, the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, or the USA Patriot Act or Patriot Act, and other laws and regulations require financial institutions, among other duties, to institute and maintain an effective anti-money laundering program and to file reports such as suspicious activity reports and currency transaction reports. FNCB is required to comply with these and other anti-money laundering requirements. FNCB’s federal and state banking regulators, the Financial Crimes Enforcement Network (“FinCEN”), and other government agencies are authorized to impose significant civil money penalties for violations of anti-money laundering requirements. FNCB is also subject to increased scrutiny of compliance with the regulations issued and enforced by the Office of Foreign Assets Control (“OFAC”). If FNCB’s program is deemed deficient, FNCB could be subject to liability, including fines, civil money penalties and other regulatory actions, which may include restrictions on FNCB’s business operations and its ability to pay dividends, restrictions on mergers and acquisitions activity, restrictions on expansion, and restrictions on entering new business lines. Failure to maintain and implement adequate programs to combat money laundering and terrorist financing could also have significant reputational consequences for FNCB. Any of these circumstances could have a material adverse effect on FNCB’s business, financial condition or results of operations.

FNCB is subject to numerous "fair and responsible banking" laws designed to protect consumers, and failure to comply with these laws could lead to a wide variety of sanctions.

The Community Reinvestment Act, the Equal Credit Opportunity Act, the Fair Housing Act and other fair lending laws and regulations, including state laws and regulations, prohibit discriminatory lending practices by financial institutions. The Federal Trade Commission Act and the Dodd-Frank Act prohibit unfair, deceptive, or abusive acts or practices by financial institutions. The U.S. Department of Justice, or DOJ, federal banking agencies, and other federal and state agencies are responsible for enforcing these fair and responsible banking laws and regulations. A challenge to an institution’s compliance with fair and responsible banking laws and regulations could result in a wide variety of sanctions, including damages and civil money penalties, injunctive relief, restrictions on mergers and acquisitions activity, restrictions on expansion and restrictions on entering new business lines. Private parties may also have the ability to challenge an institution’s performance under fair lending laws in private class action litigation. Such actions could have a material adverse effect on FNCB’s reputation, business, financial condition and results of operations.

FNCB is subject to laws regarding the privacy, information security and protection of personal information and any violation of these laws or another incident involving personal, confidential or proprietary information of individuals could damage FNCB’s reputation and otherwise adversely affect FNCB’s business.

FNCB’s business requires the collection and retention of large volumes of customer data, including personally identifiable information (“PII”), in various information systems that FNCB maintains and in those maintained by third party service providers. FNCB also maintains important internal company data such as PII about its employees and information relating to its operations. FNCB is subject to complex and evolving laws and regulations governing the privacy and protection of PII of individuals (including customers, employees and other third parties). For example, FNCB’s business is subject to the Gramm-Leach-Bliley Act, or the GLB Act, which, among other things: (i) imposes certain limitations on FNCB’s ability to share nonpublic PII about FNCB’s customers with nonaffiliated third parties; (ii) requires that FNCB provides certain disclosures to customers about its information collection, sharing and security practices and afford customers the right to "opt out" of any information sharing by FNCB with nonaffiliated third parties (with certain exceptions); and (iii) requires that FNCB develops, implements and maintains a written comprehensive information security program containing appropriate safeguards based on FNCB’s size and complexity, the nature and scope of its activities, and the sensitivity of customer information FNCB processes, as well as plans for responding to data security breaches. Various federal and state banking regulators and states have also enacted data breach notification requirements with varying levels of individual, consumer, regulatory or law enforcement notification in the event of a security breach. Ensuring that FNCB’s collection, use, transfer and storage of PII complies with all applicable laws and regulations can increase FNCB’s costs. Furthermore, FNCB may not be able to ensure that customers and other third parties have appropriate controls in place to protect the confidentiality of the information that they exchange with FNCB, particularly where such information is transmitted by electronic means. If personal, confidential or proprietary information of customers or others were to be mishandled or misused (in situations where, for example, such information was erroneously provided to parties who are not permitted to have the information, or where such information was intercepted or otherwise compromised by third parties), FNCB could be exposed to litigation or regulatory sanctions under privacy and data protection laws and regulations. Concerns regarding the effectiveness of FNCB’s measures to safeguard PII, or even the perception that such measures are inadequate, could cause FNCB to lose customers or potential customers and thereby reduce FNCB’s revenues. Accordingly, any failure, or perceived failure, to comply with applicable privacy or data protection laws and regulations may subject FNCB to inquiries, examinations and investigations that could result in requirements to modify or cease certain operations or practices or in significant liabilities, fines or penalties, and could damage FNCB’s reputation and otherwise adversely affect FNCB’s operations, financial condition and results of operations.

Rulemaking changes implemented by the Consumer Financial Protection Bureau may result in higher regulatory and compliance costs that may adversely affect FNCB’s business.

The Dodd-Frank Act created a new, independent federal agency, the Consumer Financial Protection Bureau, or CFPB, which was granted broad rulemaking, supervisory and enforcement powers under various federal consumer financial protection laws. The consumer protection provisions of the Dodd-Frank Act and the examination, supervision and enforcement of those laws and implementing regulations issued by the CFPB have created a more intense and complex environment for consumer finance regulation. The ultimate impact of this heightened scrutiny is uncertain but could result in changes to pricing, practices, products and procedures. It could also result in increased costs related to regulatory oversight, supervision and examination. These changes could have a material adverse effect on FNCB’s business, financial condition and results of operations.

Potential limitations on incentive compensation contained in proposed federal agency rulemaking may adversely affect FNCB’s ability to attract and retain its highest performing employees.

The Federal Reserve, other federal banking agencies and the SEC have jointly published proposed rules designed to implement provisions of the Dodd-Frank Act prohibiting incentive compensation arrangements that would encourage inappropriate risk taking at covered financial institutions, which includes a bank or bank holding company with $1 billion or more in consolidated assets. It cannot be determined at this time whether or when a final rule will be adopted and whether compliance with such a final rule will substantially affect the manner in which FNCB structures compensation for its executives and other employees. Depending on the nature and application of the final rules, FNCB may not be able to successfully compete with financial institutions and other companies that are not subject to some or all of the rules to retain and attract executives and other high performing employees.

The Bank’s FDIC deposit insurance premiums and assessments may increase.

The Bank’s deposits are insured by the FDIC up to legal limits and, accordingly, the Bank is subject to insurance assessments based on the Bank’s average consolidated total assets less its average tangible equity. The Bank’s regular assessments are determined by its risk classification, which is based on its regulatory capital levels and the level of supervisory concern that it poses. Numerous bank failures during the financial crisis and increases in the statutory deposit insurance limits increased resolution costs to the FDIC and put significant pressure on the Deposit Insurance Fund. In order to maintain a strong funding position and the reserve ratios of the Deposit Insurance Fund required by statute and FDIC estimates of projected requirements, the FDIC has the power to increase deposit insurance assessment rates and impose special assessments on all FDIC-insured financial institutions. Any future increases or special assessments could reduce FNCB’s profitability and could have a material adverse effect on FNCB’s business, financial condition and results of operations.

Risks Related to FNCB’s Common Stock

The price of FNCB’s common stock may fluctuate significantly, which may make it difficult for shareholders to resell shares of common stock at a time or price they find attractive.

FNCB’s stock price may fluctuate significantly as a result of a variety of factors, many of which are beyond its control. These factors include, among others:

●	actual or anticipated quarterly fluctuations in operating results and financial condition;
●	changes in financial estimates or publication of research reports and recommendations by financial analysts or actions taken by rating agencies with respect to FNCB or other financial institutions;
●	speculation in the press or investment community generally or relating to FNCB’s reputation or the financial services industry;
●	failure to declare dividends on FNCB’s common stock from time to time;
●	failure to meet analysts’ revenue or earnings estimates;
●	failure to integrate any future acquisitions or realize anticipated benefits from any future acquisitions;
●	strategic actions by FNCB or its competitors, such as acquisitions, restructurings, dispositions or financings;
●	fluctuations in the stock price and operating results of FNCB’s competitors or other companies that investors deem comparable to FNCB;
●	future sales of FNCB’s equity or equity-related securities;
●	proposed or adopted regulatory changes or developments;
●	anticipated or pending audits or litigation that involve or affect FNCB;
●	any future investigations or proceedings that involve or affect FNCB;
●	adverse weather conditions, including floods, tornadoes and hurricanes;
●	geopolitical conditions such as acts or threats of terrorism or military conflicts;
●	domestic and international economic factors unrelated to FNCB’s performance; and
●	general market conditions and, in particular, developments related to market conditions for the financial services industry.

In addition, in recent years, the stock market in general has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies, including for reasons unrelated to their operating performance. These broad market fluctuations may adversely affect FNCB’s stock price, notwithstanding its operating results. FNCB expects that the market price of its common stock will continue to fluctuate and there can be no assurances about the levels of the market prices for its common stock.

General market fluctuations, industry factors and general economic and political conditions and events, such as economic slowdowns or recessions, interest rate changes or credit loss trends, could also cause FNCB’s stock price to decrease regardless of operating results.

The rights of holders of FNCB’s common stock to receive liquidation payments and dividend payments are junior to FNCB’s existing and future indebtedness and to any senior securities FNCB may issue in the future, and FNCB’s ability to declare dividends on the common stock may become limited.

Shares of the common stock are equity interests in FNCB and do not constitute indebtedness. As such, shares of FNCB’s common stock rank junior to all current and future indebtedness and other non-equity claims on FNCB with respect to assets available to satisfy claims on FNCB, including in a liquidation of FNCB. FNCB may, and the Bank and FNCB’s other subsidiaries may also, incur additional indebtedness from time to time and may increase FNCB’s aggregate level of outstanding indebtedness.

FNCB’s board of directors is authorized to cause FNCB to issue additional classes or series of preferred stock without any action on the part of the shareholders. If FNCB issues preferred shares in the future that have a preference over its common stock with respect to the payment of dividends or upon liquidation, or if FNCB issues preferred shares with voting rights that dilute the voting power of the common stock, then the rights of holders of FNCB’s common stock or the market price of FNCB’s common stock could be adversely affected.

FNCB’s ability to pay dividends may become limited by regulatory restrictions. In addition, the ability of the Bank to pay dividends to FNCB is limited by the Bank’s obligations to maintain sufficient accumulated net earnings and by other general restrictions on dividends that are applicable to state nonmember banks.

Holders of FNCB’s common stock are only entitled to receive the dividends that FNCB’s board of directors may declare out of funds legally available for those payments. Although FNCB has historically paid cash dividends on its common stock, FNCB is not required to do so. FNCB cannot assure shareholders that it will continue paying dividends in the future. This could adversely affect the market price of FNCB’s common stock. Also, as discussed above, FNCB is a bank holding company and its ability to declare and pay dividends depends in part on federal regulatory considerations, including the guidelines of the Federal Reserve regarding capital adequacy and dividends.

An investment in FNCB’s common stock is not an insured deposit.

FNCB’s common stock is not a bank deposit and, therefore, is not insured against loss by the FDIC, any other deposit insurance fund or by any other public or private entity. Investment in FNCB’s common stock is inherently risky for the reasons described in this “Risk Factors” section, and elsewhere in FNCB’s reports filed with the SEC, including under heading “Risk Factors” in FNCB’s most recently filed Annual Report on Form 10-K. Investment in FNCB’s common stock is also subject to the market forces that affect the price of common stock in any company. As a result, shareholders may lose some or all of their investment in FNCB’s common stock.

Shareholders may not receive dividends on FNCB’s common stock.

Although FNCB has historically declared quarterly cash dividends on its common stock, FNCB is not required to do so and may reduce or cease to pay common stock dividends in the future. If FNCB reduces or ceases to pay common stock dividends, the market price of its common stock could be adversely affected.

The principal source of funds from which FNCB pays cash dividends are the dividends received from the Bank. Banking laws and regulations of the Commonwealth of Pennsylvania restrict the amount of dividends and loans a bank may make to its parent company. In addition, under The Federal Deposit Insurance Corporation Improvement Act of 1991, banks may not pay a dividend if, after paying the dividend, the bank would be undercapitalized.

If FNCB fails to pay dividends, capital appreciation, if any, of its common stock may be the sole opportunity for gains on an investment in its common stock. In addition, in the event the Bank becomes unable to pay dividends to FNCB, FNCB may not be able to service its debt or pay its other obligations or pay dividends on its common stock and preferred stock. Accordingly, FNCB’s inability to receive dividends from the Bank could also have a material adverse effect on its business, financial condition and results of operations and the value of a shareholder’s investment in FNCB’s common stock.

An entity holding as little as a 5% interest in FNCB’s outstanding securities could, under certain circumstances, be subject to regulation as a “bank holding company.”

Any entity, including a “group” composed of natural persons, owning or controlling with the power to vote 25% or more of FNCB’s outstanding securities, or 5% or more if the holder otherwise exercises a “controlling influence” over FNCB, may be subject to regulation as a “bank holding company” in accordance with the Bank Holding Company Act of 1956, as amended, or the BHC Act. In addition, (a) any bank holding company or foreign bank with a U.S. presence may be required to obtain the approval of the Federal Reserve under the BHC Act to acquire or retain 5% or more of FNCB’s outstanding securities and (b) any person not otherwise defined as a company by the BHC Act and its implementing regulations may be required to obtain the approval of the Federal Reserve under the Change in Bank Control Act to acquire or retain 10% or more of FNCB’s outstanding securities. Becoming a bank holding company imposes statutory and regulatory restrictions and obligations, such as providing managerial and financial strength for its bank subsidiaries. Regulation as a bank holding company could require the holder to divest all or a portion of the holder’s investment in FNCB’s securities or those nonbanking investments that may be deemed impermissible or incompatible with bank holding company status, such as a material investment in a company unrelated to banking.

Anti-takeover provisions in FNCB’s charter documents could discourage, delay or prevent a change of control of FNCB’s company and diminish the value of FNCB’s common stock.

Some of the provisions of FNCB’s amended and restated articles of incorporation, as amended, and amended and restated bylaws, as amended, could make it difficult for its shareholders to change the composition of its board of directors, preventing them from changing the composition of management. In addition, the same provisions may discourage, delay or prevent a merger or acquisition that FNCB’s shareholders may consider favorable. These provisions include:

●	classifying FNCB’s board of directors into three classes of directors with staggered three-year terms;
●	authorizing FNCB’s board of directors to issue preferred shares without shareholder approval;
●	prohibiting cumulative voting in the election of directors;
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requiring the approval of 75% of FNCB’s shareholders to approve any merger or sale of all, or substantially all, unless approval of such proposed transaction is recommended by at least a majority of FNCB’s entire board of directors;

●	authorizing FNCB’s board of directors to, if it deems advisable, oppose a tender or other offer for FNCB’s securities; and
●	requiring the approval of 75% of FNCB’s shareholders to amend certain provisions relating to business combinations not approved by the board of directors.

In addition, pursuant to the Pennsylvania Business Corporation Law (the “PBCL”), in the case of a merger or share exchange, with some exceptions, FNCB’s board of directors must submit the plan of merger or share exchange to the shareholders for approval, and the approval of the plan of merger or share exchange generally requires the approval of the shareholders at a meeting at which a quorum consisting of at least a majority of the shares entitled to vote on the plan exists.

Provisions of the PBCL, applicable to FNCB provide, among other things, that:

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FNCB may not engage in a business combination with an “interested shareholder,” generally defined as a holder of 20% of a corporation’s voting stock, during the five-year period after the interested shareholder became such except under certain specified circumstances;

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holders of FNCB’s common stock may object to a “control transaction” involving FNCB (a control transaction is defined as the acquisition by a person or group of persons acting in concert of at least 20% of the outstanding voting stock of a corporation), and demand that they be paid a cash payment for the “fair value” of their shares from the “controlling person or group”;

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holders of “control shares” will not be entitled to voting rights with respect to any shares in excess of specified thresholds, including 20% voting control, until the voting rights associated with such shares are restored by the affirmative vote of a majority of disinterested shares and the outstanding voting shares of the Company; and

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any “profit,” as defined in the PBCL, realized by any person or group who is or was a “controlling person or group” with respect to FNCB from the disposition of any equity securities of within 18 months after the person or group became a “controlling person or group” shall belong to and be recoverable by FNCB.

These anti-takeover provisions could impede the ability of FNCB’s common shareholders to benefit from a change of control and, as a result, could have a material adverse effect on the market price of FNCB’s common stock and shareholders’ ability to realize any potential change-in-control premium.

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